SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008

COLUMBUS MCKINNON CORPORATION
 (Exact name of registrant as specified in its charter)

NEW YORK
 (State or other jurisdiction of incorporation)

0-27618                                    16-0547600
 (Commission File Number)                  (IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197

                      (Address of principal executive offices)                                                  (Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 22, 2008, the registrant announced that it has named Christian Ragot, President and Chief Executive Officer of FreightCar America, Inc. (Nasdaq: RAIL), and Liam McCarthy, President and Chief Operating Officer of Molex Incorporated (Nasdaq: MOLX), to its Board of Directors effective November 10, 2008. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1              Press Release dated October 22, 2008

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        COLUMBUS McKINNON CORPORATION

By: /s/ Karen L. Howard
                              Name:  Karen L. Howard
Title: Vice President and Chief
          Financial Officer (Principal Financial Officer)

Dated:  October 22, 2008

EXHIBIT INDEX

EXHIBIT NUMBER                   DESCRIPTION

99.1                                 Press Release dated October 22, 2008